Subsequent Events	6 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events

Note 15 – Subsequent events

Private Placement

On January 21, 2022, the Company and Hou Sing International Business Limited (“Hou Sing”) entered into a securities purchase agreement (the “SPA”), pursuant to which the Company agreed to issue and sell to Hou Sing an aggregate of 16,000,000 ordinary shares at a purchase price of $1.0 per share, for proceeds of $16,000,000.

Sale of Ordinary Shares and Warrants

On February 21, 2022, the Company and certain institutional investors entered into a SPA, pursuant to which the Company agreed to sell such institutional investors units with each unit consisting of one ordinary share and one warrant to purchase one ordinary share, at a purchase price of $0.4 per unit, for gross proceeds of approximately $10.0 million (the “Offering”) before deducting placement agent fees and other estimated offering expenses. An aggregate of 25,000,000 ordinary shares and warrants to purchase an aggregate of 25,000,000 ordinary shares (the “Investor Warrants”) were agreed to be issued to the investors under the SPA. The Offering closed on February 24, 2022.

The Investor Warrants are exercisable immediately upon the date of issuance and exercisable at $0.4 per share. The Investor Warrants will expire 60 months from the date of issuance. Each Investor Warrant is subject to anti-dilution provisions to reflect stock dividends and splits or other similar transactions. In the event that the Company grants, issues or sells any Purchase Rights, as defined in the Investor Warrants, holders of the Investor Warrants will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of ordinary shares acquirable upon complete exercise of the Investor Warrant immediately before the grant, issuance, or sale of the Purchase Rights.

The Company also entered into a placement agency agreement dated February 24, 2022 (the “Placement Agency Agreement”) with Maxim Group, LLC, as exclusive placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the placement agent in connection with the Offering. The Company agreed to pay the Placement Agent an aggregate fee equal to 6.5% of the gross proceeds raised in the Offering.

Conversion of Warrants into Ordinary Shares

On March 3, 2022, the Company’s warrants holders converted a total of 150,979 warrants into a total of 150,979 ordinary shares at a weighted exercise price of $0.21 per share for gross proceeds of approximately $31,000.

Ordinary Shares Issued for Services

On March 18, 2022, the Compensation Committee of the Board authorized the issuance to certain officers, directors and other employees an aggregate of 4,570,000 ordinary shares (the “Shares”), including 320,000 shares issued in connection with the prior services of the Company’s CEO, CFO and CAO, under the Company’s 2021 Equity Incentive Plan. Other than the CEO, CFO and CAO share with their respective services period, the remaining 4,250,000 shares are vesting immediately with no restrictions.

Establishment of a Subsidiary

On February 21, 2022, Color Metaverse, a private company limited by shares, was incorporated in Singapore and is wholly established and owned by the Company. As of the date of this report, Color Metaverse has not commenced operations.